SOCIALIST REPUBLIC OF VIETNAM
Independence – Freedom – Happiness

No …..HDTD-CN/CVC
Hanoi, January 28, 2008

LOAN AGREEMENT

BORROWER:

Name of Company: CAVICO VIETNAM LTD, CO.
Investment certificate No. 011043000070 issued on 07 January, 2007
Address: 06th Floor – Songda Building – Pham Hung Street – Tu Liem – Ha Noi
Phone:             04.7684.020             Fax :         04.7684.000
Representative by:
Mr. Tran Thanh Hai                                          Position: CEO

LENDER:

Name of invidual, organization: Mr. Bui Quang Ha
ID No: 012489907 issued on 18 March, 2002 by Hanoi Police.
Address : Group 10, Ward 2, Tu Lien Quarter, Tay Ho District, Ha Noi city

I: Content:
1. Amount of borrow with interest : 7.300.000.000 VND
(In words: Seven billion and three hundred million Vietnam Dong)
2. Duration : 12 months
3. Interest rate : 12% per year
4. Form to pay the interest  : Pay interest in advance
5. Date of borrowing: 28 January, 2008
6. Payment: Within 12 months

II . Common commitment
-	Borrower have responsibility for paying principle and interest on time.
-	Lender have responsibility for delivering exact amount as this contract to Borrower.